SERVICE PACKAGE 2075
                                                           AMENDMENT NO. 0

                     GAS TRANSPORTATION AGREEMENT
                  (For Use Under FT-A Rate Schedule)

   THIS AGREEMENT is made and entered into as of the 1st day of September, 1993, by and between TENNESSEE GAS PIPELINE COMPANY, a Delaware Corporation, hereinafter referred to as "Transporter" and CONNECTICUT NATURAL GAS CORPORATION, a CONNECTICUT Corporation, hereinafter referred to as "Shipper." Transporter and Shipper shall collectively be referred to herein as the "Parties."

                              ARTICLE I

                             DEFINITIONS

   1.1 TRANSPORTATION QUANTITY (TQ) - shall mean the maximum daily quantity of gas which Transporter agrees to receive and transport on a firm basis, subject to Article II herein, for the account of Shipper hereunder on each day during each year during the term hereof, which shall be 731 dekatherms. Any limitations of the quantities to be received from each Point of Receipt and/or delivered to each Point of Delivery shall be as specified on Exhibit "A" attached hereto.

   1.2 EQUIVALENT QUANTITY - shall be as defined in Article I of the General Terms and Conditions of Transporter's FERC
         Gas Tariff.

                              ARTICLE II

                            TRANSPORTATION

   Transportation Service - Transporter agrees to accept and receive daily on a firm basis, at the Point(s) of Receipt from Shipper or for Shipper's account such quantity of gas as Shipper makes available up to the Transportation Quantity, and to deliver to or for the account of Shipper to the Point(s) of Delivery an Equivalent Quantity of gas.

                             ARTICLE III

                   POINT(S) OF RECEIPT AND DELIVERY

   The Primary Point(s) of Receipt and Delivery shall be those points specified on Exhibit "A" attached hereto.

                              ARTICLE IV

   All facilities are in place to render the service provided for in this Agreement.

                                                      SERVICE PACKAGE 2075
                                                           AMENDMENT NO. 0

                              ARTICLE V

         QUALITY SPECIFICATIONS AND STANDARDS FOR MEASUREMENT

   For all gas received, transported and delivered hereunder the Parties agree to the Quality Specifications and Standards for Measurement as specified in the General Terms and Conditions of Transporter's FERC Gas Tariff Volume No. 1. To the extent that no new measurement facilities are installed to provide service hereunder, measurement operations will continue in the manner in which they have previously been handled. In the event that such facilities are not operated by Transporter or a downstream pipeline, then responsibility for operations shall be deemed to be Shipper's.


                              ARTICLE VI

               RATES AND CHARGES FOR GAS TRANSPORTATION

   6.1 TRANSPORTATION RATES - Commencing upon the effective date hereof, the rates, charges, and surcharges to be paid by Shipper to Transporter for the transportation service provided herein shall be in accordance with Transporter's Rate Schedule FT-A and the General Terms and Conditions of Transporter's FERC Gas Tariff.

   6.2   INCIDENTAL CHARGES - Shipper agrees to reimburse
         Transporter for any filing or similar fees, which have not been previously paid for by Shipper, which Transporter incurs in rendering service hereunder.

   6.3 CHANGES IN RATES AND CHARGES - Shipper agrees that Transporter shall have the unilateral right to file with the appropriate regulatory authority and make effective changes in (a) the rates and charges applicable to service pursuant to Transporter's Rate Schedule FT-A, (b) the rate schedule(s) pursuant to which service hereunder is rendered, or (c) any provision of the General Terms and Conditions applicable to those rate schedules. Transporter agrees that Shipper may protest or contest the aforementioned filings, or may seek authorization from duly constituted regulatory authorities for such adjustment of Transporter's existing FERC Gas Tariff as may be found necessary to assure Transporter just and reasonable rates.

                             ARTICLE VII

                        BILLINGS AND PAYMENTS

   Transporter shall bill and Shipper shall pay all rates and charges in accordance with Articles V and VI, respectively, of the General Terms and Conditions of Transporter's FERC Gas
   Tariff.



                                                   SERVICE PACKAGE 2075
                                                       AMENDMENT NO. 0


                             ARTICLE VIII

                     GENERAL TERMS AND CONDITIONS

   This Agreement shall be subject to the effective provisions of Transporter's Rate Schedule FT-A and to the General Terms and Conditions incorporated therein, as the same may be changed or superseded from time to time in accordance with the rules and regulations of the FERC.

                              ARTICLE IX

                              REGULATION

   9.1 This Agreement shall be subject to all applicable and lawful governmental statutes, orders, rules and regulations and is contingent upon the receipt and continuation of all necessary regulatory approvals or authorizations upon terms acceptable to Transporter.
         This Agreement shall be void and of no force and effect if any necessary regulatory approval is not so obtained or continued. All Parties hereto shall cooperate to obtain or continue all necessary approvals or authorizations, but no Party shall be liable to any other Party for failure to obtain or continue such approvals or authorizations.


   9.2 The transportation service described herein shall be provided subject to Subpart G, Part 284, of the FERC
         Regulations.

                              ARTICLE X

                 RESPONSIBILITY DURING TRANSPORTATION

   Except as herein specified, the responsibility for gas during transportation shall be as stated in the General Terms and Conditions of Transporter's FERC Gas Tariff Volume No. 1.

                              ARTICLE XI

                              WARRANTIES

   11.1 In addition to the warranties set forth in Article IX of the General Terms and Conditions of Transporter's FERC
         Gas Tariff, Shipper warrants the following:

         (a) Shipper warrants that all upstream and downstream transportation arrangements are in place, or will be in place as of the requested effective date of service, and that it has advised the upstream and downstream transporters of the receipt and delivery points under this Agreement and any quantity


                                                     SERVICE PACKAGE 2075
                                                         AMENDMENT NO. 0

               limitations for each point as specified on Exhibit "A" attached hereto. Shipper agrees to indemnify and hold Transporter harmless for refusal to transport gas hereunder in the event any upstream or downstream transporter fails to receive or deliver gas as contemplated by this Agreement.

         (b) Shipper agrees to indemnify and hold Transporter harmless from all suits, actions, debts, accounts, damages, costs, losses and expenses (including reasonable attorneys fees) arising from or out of breach of any warranty by Shipper herein.

   11.2 Transporter shall not be obligated to provide or continue service hereunder in the event of any breach of warranty.

                             ARTICLE XII

                                 TERM

   12.1 This Agreement shall be effective as of the 1st day of September, 1993, and shall remain in force and effect until the 14th day of January, 2013, ("Primary Term") and on a month to month basis thereafter unless terminated by either Party upon at least thirty (30) days prior written notice to the other Party; provided, however, that if the Primary Term is one year or more, then unless Shipper elects upon one year's prior written notice to Transporter to request a lesser extension term, the Agreement shall automatically extend upon the expiration of the Primary Term for a term of five years and shall automatically extend for successive five year terms thereafter unless Shipper provides notice described above in advance of the expiration of a succeeding term; provided further, if the FERC or other governmental body having jurisdiction over the service rendered pursuant to this Agreement authorizes abandonment of such service, this Agreement shall terminate on the abandonment date permitted by the FERC or such other governmental body.

   12.2 Any portions of this Agreement necessary to resolve or cash-out imbalances under this Agreement as required by the General Terms and Conditions of Transporter's FERC Gas Tariff Volume No. 1, shall survive the other parts of this Agreement until such time as such balancing has been accomplished; provided, however, that Transporter notifies Shipper of such imbalance no later than twelve months after the termination of this Agreement.

   12.3 This Agreement will terminate automatically upon written notice from Transporter in the event Shipper fails to pay all of the amount of any bill for service rendered by Transporter hereunder in accord with the terms and conditions of Article VI of the General Terms and Conditions of Transporter's FERC Tariff.



                                                 SERVICE PACKAGE 2075
                                                    AMENDMENT NO. 0


                             ARTICLE XIII

                                NOTICE

   Except as otherwise provided in the General Terms and Conditions applicable to this Agreement, any notice under this Agreement shall be in writing and mailed to the post office address of the Party intended to receive the same, as follows:

   TRANSPORTER:  TENNESSEE GAS PIPELINE COMPANY
                 P.O. BOX 2511
                 HOUSTON, TX  77252-2511
                 ATTENTION:  TRANSPORTATION MARKETING

   SHIPPER:

      NOTICES:   CONNECTICUT NATURAL GAS CORPORATION
                 100 COLUMBUS BLVD

                 HARTFORD, CT  06144
                 Attention: JOHN P. RUDIAK

      BILLING:   CONNECTICUT NATURAL GAS CORPORATION
                 100 COLUMBUS BLVD

                 HARTFORD, CT  06144
                 Attention: Julia Schiavi     /EK

   or to such other address as either Party shall designate by formal written notice to the other.

                             ARTICLE XIV

                             ASSIGNMENTS

   14.1 Either Party may assign or pledge this Agreement and all rights and obligations hereunder under the provisions of any mortgage, deed of trust, indenture, or other instrument which it has executed or may execute hereafter as security for indebtedness. Either Party may, without relieving itself of its obligation under this Agreement, assign any of its rights hereunder to a company with which it is affiliated. Otherwise, Shipper shall not assign this Agreement or any of its rights hereunder, except in accord with Article II Section 11 of the General Terms and Conditions of Transporter's FERC Gas Tariff.

   14.2 Any person which shall succeed by purchase, merger, or consolidation to the properties, substantially as an entirety, of either Party hereto shall be entitled to the rights and shall be subject to the obligations of its predecessor in interest under this Agreement.




                                                   SERVICE PACKAGE 2075
                                                       AMENDMENT NO. 0

                              ARTICLE XV

                            MISCELLANEOUS

   15.1 The interpretation and performance of this Agreement shall be in accordance with and controlled by the laws of the State of Texas, without regard to the doctrines governing choice of law.

   15.2 If any provisions of this Agreement is declared null and void, or voidable, by a court of competent jurisdiction, then that provision will be considered severable at either Party's option; and if the severability option is exercised, the remaining provisions of the Agreement shall remain in full force and effect.

   15.3 Unless otherwise expressly provided in this Agreement or Transporter's Gas Tariff, no modification of or supplement to the terms and provisions stated in this agreement shall be or become effective until Shipper has submitted a request for change through the TENN-SPEED (Trademark) 2 System and Shipper has been notified through TENN-SPEED 2 of Transporter's agreement to such change.

   15.4 Exhibit "A" attached hereto is incorporated herein by reference and made a part hereof for all purposes.

   IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the date first hereinabove written.

                             TENNESSEE GAS PIPELINE COMPANY

                             BY:  Byron S. Wright      4-7-95
                                 ---------------------------
                                     Byron S. Wright
                                 Agent and Attorney-in-Fact

                             CONNECTICUT NATURAL GAS CORPORATION

                             BY:  E.M. Karanian
                                -----------------------------

                             TITLE: Asst. VP
                                    -------------------------

                             DATE:      2/9/95
                                   --------------------------








                                           GAS  TRANSPORTATION  AGREEMENT
                                                 (For Use Under FT-A Rate Schedule)

                                                            EXHIBIT "A"
                                           AMENDMENT #0 TO GAS TRANSPORTATION AGREEMENT
                                                      DATED September 1, 1993
                                                              BETWEEN
                                                   TENNESSEE GAS PIPELINE COMPANY
                                                                AND
                                                CONNECTICUT NATURAL GAS CORPORATION


   CONNECTICUT NATURAL GAS CORPORATION
   EFFECTIVE DATE OF AMENDMENT: September 1, 1993
   RATE SCHEDULE: FT-A
   SERVICE PACKAGE:   2075
   SERVICE PACKAGE TQ:  731 Dth


   METER    METER NAME                      INTERCONNECT PARTY NAME        COUNTY   ST    ZONE R/D  LEG     METER-TQ  BILLABLE-TQ
   ------------------------------------------------------------------------------------------------------------------------------
   010902   TRANS-NIAGARA RIVER PURCHASE    TRANS CANADA PIPELINE LTD      NIAGARA   NY     05    R  230     731     731


                                                                                      Total Receipt TQ:      731     731



    020217   CONNECTICUT-PUTNAM LAKE CONN    CONNECTICUT NATURAL GAS CORP   FAIRFIELD CT    06    D  300     731     731


                                                                                      Total Delivery TQ:     731     731

    NUMBER OF RECEIPT POINTS AFFECTED: 1
    NUMBER OF DELIVERY POINTS AFFECTED: 1



   Note: Exhibit "A" is a reflection of the contract and all amendments as of the amendment effective date.